UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2017

NORTHERN TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-36609	36-2723087
(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On February 17, 2017, Northern Trust Corporation (the “Corporation”) received from the administrator of The Northern Trust Company Thrift-Incentive Plan (“TIP”) notice pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, of a “blackout period” to which participants in the TIP would be subject in conjunction with a change in the recordkeeper of the TIP.

On February 23, 2017, the Corporation delivered to its directors and executive officers a notice pursuant to Rule 104 of Regulation BTR informing such directors and executive officers of the blackout period and certain trading prohibitions to which they would be subject during the blackout period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR. A copy of such notice is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.04.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

99.1    Notice Provided to Directors and Executive Officers of Northern Trust Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Date:	February 23, 2017	By:	/s/ Stephanie S. Greisch
Stephanie S. Greisch
Executive Vice President, Deputy General Counsel and Corporate Secretary